P R O S P E C T U S


                             BRANDY BLUE FUND, INC.


                             A NO-LOAD MUTUAL FUND
                               SEEKING LONG-TERM
                              CAPITAL APPRECIATION


                               BOARD OF DIRECTORS

                                 JOHN E. BURRIS
                          Chairman, Burris Foods, Inc.
                               Milford, Delaware

                                FOSTER S. FRIESS
                       President, Friess Associates, Inc.
                                Jackson, Wyoming

                                   STIG RAMEL
                          President, Nobel Foundation
                                  1972 to 1992
                           Chairman, ''Fond '92-'94''
                                 Solna, Sweden

                               INVESTMENT ADVISER
                            FRIESS ASSOCIATES, INC.
                                  350 Broadway
                                  P.O. Box 576
                             Jackson, Wyoming 83001

                                   MANAGED BY
                            FRIESS ASSOCIATES, INC.
                                  350 Broadway
                                  P.O. Box 576
                             Jackson, Wyoming 83001

P R O S P E C T U S                                        JANUARY 31, 1996


                           BRANDYWINE BLUE FUND, INC.


Brandywine Blue Fund, Inc. (the ''Fund'') is an open-end, diversified management investment company - a mutual fund. Its primary investment objective is to produce long-term capital appreciation principally through investing in common stocks. Current income is a secondary consideration.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


This Prospectus sets forth concisely the information about the Fund that prospective investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. This Prospectus does not set forth all of the information included in the Registration Statement and Exhibits thereto which the Fund has filed with the Securities and Exchange Commission. A Statement of Additional Information, dated January 31, 1996, which is a part of such Registration Statement is incorporated by reference in this Prospectus. Copies of the Statement of Additional Information will be provided promptly without charge to each person to whom a Prospectus is delivered upon written or telephone request. Written requests should be made by writing to Brandywine Blue Fund, Inc., P.O. Box 4166, Greenville, Delaware 19807, Attn:
Corporate Secretary, or Internet: bfunds@friess.com, and telephone requests should be made by calling (800) 656-3017.

                           BRANDYWINE BLUE FUND, INC.

                               3908 Kennett Pike
                           Greenville, Delaware 19807
                          Internet: bfunds@friess.com
                                 (800) 656-3017

                               TABLE OF CONTENTS
                                                             Page No.
          Expense Information ...............................   1
          Financial Highlights ..............................   2
          Introduction ......................................   2
          Investment Objective and Policies .................   3
          Management of the Fund ............................   4
          Determination of Net Asset Value ..................   5
          Purchase of Shares ................................   5
          Redemption of Shares ..............................   6
          Exchange Privilege.................................   8
          Dividend Reinvestment .............................   9
          Dividends, Distributions and Taxes ................   9
          Capital Structure .................................   9
          Stockholder Reports ...............................  10
          Performance Information ...........................  11
          Management's Discussion of Fund Performance .......  12
          Share Purchase Application ........................  13

                              EXPENSE INFORMATION

STOCKHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases or Reinvested Dividends  ..   None
  Deferred Sales Load  ..............................................   None
  Redemption Fee  ..................................................None*<F1>
  Exchange Fee  .....................................................   None


ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
  Management Fees  ..................................................   1.00%
  12b-1 Fees  .......................................................   None
  Other Expenses  ...................................................   0.31%
  Total Fund Operating Expenses  ....................................   1.31%
                                                                       ------
                                                                       ------

*<F1>A fee of $7.50 is charged for each wire redemption.

Example:                                      1 Year 3 Years 5 Years 10 Years
                                              -------------------------------

An investor would pay the following expenses on a $1,000
investment, assuming (l) 5% annual return and (2) redemption
at the end of each time period:                  $13    $42     $72    $158



  The purpose of the preceding table is to assist investors in understanding the various costs that an investor in the Fund will bear, directly or indirectly. They should not be considered to be a representation of past or future expenses. Actual expenses may be greater or lesser than those shown. The Annual Fund Operating Expenses are based on actual expenses incurred for the year ended September 30, 1995. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of the Fund.

                              FINANCIAL HIGHLIGHTS

 (Selected Data for each share of the Fund outstanding throughout each period)


  The following information has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon is incorporated by reference into the Statement of Additional Information. The Financial Highlights should be read in conjunction with the financial statements and notes thereto also incorporated by reference in the Statement of Additional Information.

                                                              YEARS ENDED SEPTEMBER 30,
                                                         -----------------------------------
                                                          1995      1994      1993      1992          1991+<F2>
                                                        ------    ------    ------    ------         ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                    $17.18    $19.11    $12.95    $13.09         $10.01
Income from investment operations:
  Net investment income (loss)                            0.00      0.04    (0.06)    (0.04)           0.03
  Net realized and unrealized gains on investments        7.30      0.36      6.22      0.52           3.05
                                                         -----     -----     -----    ------          -----
Total from investment operations                          7.30      0.40      6.16      0.48           3.08
Less Distributions:
  Dividend from net investment income                        -         -         -    (0.03)              -
  Distributions from net realized gains                 (0.11)    (2.33)         -    (0.59)              -
                                                        ------    ------    ------    ------         ------
Total from distributions                                (0.11)    (2.33)         -    (0.62)              -
                                                        ------    ------    ------    ------         ------
Net asset value, end of period                          $24.37    $17.18    $19.11    $12.95         $13.09
                                                        ------    ------    ------    ------         ------
                                                        ------    ------    ------    ------         ------
Total Investment Return                                  42.8%      2.8%     47.6%      4.0%         45.1%*<F3>
Ratios/Supplemental Data:
  Net assets, end of period (in 000's $)               164,943    29,086     6,373     4,270          3,975
  Ratio of expenses (after reimbursement)
    to average net assets**<F4>                          1.31%     1.80%     2.00%     2.00%         1.97%*<F3>
  Ratio of net investment (loss)
    income to average net assets***<F5>                (0.44%)    (0.4%)    (0.6%)    (0.3%)          0.6%*<F3>
  Portfolio turnover rate                               174.1%    220.3%    144.3%    191.9%        115.3%*<F3>

 +<F2>For the period from January 10, 1991 (commencement of operations) to
  September 30, 1991.
 *<F3>Annualized.
**<F4>Computed after giving effect to adviser's expense limitation undertaking.
  If the Fund had paid all of its expenses, the ratio would have been 2.09% and 2.44% for the years ended September 30, 1993 and 1992, respectively, and 3.00%* for the period ended September 30,1991.
***<F5>The ratio of net investment income (loss) prior to adviser's expense limitation undertaking to average net assets for the years ended September
  30, 1993 and 1992 and for the period ended September 30, 1991 would have been (0.7%), (0.7%) and (0.5%)*, respectively.


                                  INTRODUCTION

  The Fund was incorporated under the laws of Maryland on November 13, 1990. The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940. As an open-end investment company it obtains its assets by continuously selling shares of its Common Stock, $.01 par value (''Common Stock''), to the public. Proceeds from such sales are invested by the Fund in securities of other companies. The resources of many investors are thus combined and each individual investor has an interest in every one of the securities owned thereby providing diversification in a variety of industries. The Fund's investment adviser furnishes experienced management to select and watch over its investments. As an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at the next determined net asset value.

                       INVESTMENT OBJECTIVE AND POLICIES

  The primary objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks. The Fund is designed for investors who wish to limit their investment to larger, well-established but dynamic companies with potential for growth in share value. Current income is a secondary consideration. In managing the Fund, Friess Associates, Inc., the Fund's investment adviser (the ''Adviser''), will use the same research process used in purchasing stocks of companies regardless of size for Brandywine Fund, Inc., another fund managed by the Adviser. However, the Fund's investments will be limited to larger, well-established companies, whereas the Brandywine Fund, Inc.'s investments include less familiar medium- to smaller-sized companies.

  Accordingly, the Adviser will purchase common stocks of large, well-established companies with opportunity for long-term capital growth resulting from new products, acquisitions, divestitures, changes in management, new legislation, or other phenomena which the Adviser believes will alter for the better their investment outlook. Exempt for temporary defensive purposes, the Fund intends to have at all times at least 70% of its investments in common stocks of blue chip companies having market capitalization above $500,000,000. In addition, such blue chip companies may exhibit one or more of the following characteristics:

   Included in Fortune 500 or Russell 1000 list of America's largest companies. Included in Dow-Jones averages.
   Included in S&P 500 stock index.
   S&P rating B+ or better.
   Projected earnings greater than $20,000,000.

  In selecting investments the Fund's Adviser will consider various financial characteristics of the issuer including historical sales and net income, debt/equity and price/earnings ratios and book value. The Fund's Adviser may also review research reports of broker-dealers and trade publications and, in appropriate situations, may meet with management. Greater weight will be given to internal factors such as product or service development than to external factors such as interest rate changes, commodity price fluctuations, general stock market trends and foreign currency exchange values. Since the Fund's primary investment objective is to produce long-term capital appreciation and current income is a secondary consideration in the selection of investments, a particular issuer's dividend history is not a primary consideration.

  Investors should be aware that since the major portion of the Fund's portfolio will normally be invested in common stocks, the Fund's net asset value may be subject to greater fluctuation than a portfolio containing a substantial amount of fixed income securities. There can be no assurance that the primary objective of the Fund will be realized or that any income will be earned. Nor can there be any assurance that the Fund's portfolio will not decline in value.

  Except for temporary defensive purposes, cash and money market instruments will be retained by the Fund only in amounts deemed adequate for current needs and to permit the Fund to take advantage of investment opportunities. The money market instruments in which the Fund may invest include conservative fixed-income securities such as United States Treasury Bills, certificates of deposit of U.S. banks, provided that the bank has capital, surplus and undivided profits, (as of the date of its most recently published annual financial statements) with a value in excess of $100,000,000 at the date of investment, commercial paper rated A-l by Standard & Poor's Corporation, commercial paper master notes and repurchase agreements. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time, may be prepaid in whole or in part at any time and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Fund's Adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding. Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. The Fund will not enter into repurchase agreements with entities other than banks or invest over 5% of its assets in repurchase agreements with maturities of more than seven days.

  The Fund does not intend to place emphasis on short-term trading profits. The Fund's investment adviser expects that the Fund's annual portfolio turnover rate generally will not exceed 200%. See ''Management's Discussion of Fund Performance.'' The annual portfolio turnover rate indicates changes in the Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less), for the fiscal year, by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. High turnover in any year will result in the payment by the Fund from capital of above average amounts of brokerage commissions and other transaction costs.


  The Fund will limit to 15% of its assets investments in securities of foreign issuers or in American Depository Receipts of such issuers. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund's income without providing a tax credit for the Fund's stockholders. Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the Fund's investment adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.


  Under certain circumstances the Fund may (a) temporarily borrow money from banks for emergency or extraordinary borrowings, (b) pledge its assets to secure borrowings, and (c) purchase securities of other investment companies. A more complete discussion of the circumstances in which the Fund may engage in these activities is included in the Fund's Statement of Additional Information. Except for the investment policies listed in this paragraph, the investment objective and the other policies described under this caption are not fundamental policies and may be changed by the Board of Directors without stockholder approval. Such changes may result in the Fund having investment objectives different from the objectives which the stockholder considered appropriate at the time of investment in the Fund. Stockholders will receive at least 30 days' prior written notice of any changes in the policies of the Fund which are not fundamental.

                             MANAGEMENT OF THE FUND

  As a Maryland corporation, the business and affairs of the Fund are managed under the direction of its Board of Directors. Under an investment advisory agreement (the ''Agreement'') with the Fund, Friess Associates, Inc. (the ''Adviser''), 350 Broadway, P.O. Box 576, Jackson, Wyoming 83001, furnishes continuous investment advisory services and management to the Fund. In addition to the Fund, the Adviser is the investment adviser to Brandywine Fund, Inc., another mutual fund, and to individual and institutional clients with substantial investment portfolios. The Adviser was organized in 1974 and is wholly owned by Foster S. Friess and Lynnette E. Friess, who are directors and the sole officers of the Adviser.


  The Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board of Directors of the Fund may determine, directs the purchase or sale of investment securities in the day to day management of the Fund. All investment decisions for the Fund are made by investment teams comprising three or more analysts, and no single person is primarily responsible for making investment recommendations to such teams. Under the Agreement, the Adviser, at its own expense and without reimbursement from the Fund, will furnish office space, and all necessary office facilities, equipment, and executive personnel for making the investment decisions necessary for managing the Fund and maintaining its organization, and will pay the salaries and fees of all officers and directors of the Fund (except the fees paid to disinterested directors). For the foregoing, the Adviser will receive a monthly fee of 1/12 of 1% (1% per annum) on the daily net assets of the Fund. The rate of the advisory fee is higher than that paid by most mutual funds. The advisory fees paid in the fiscal year ended September 30, 1995 were equal to 1.0% of the Fund's average net assets.


  The Fund and Fiduciary Management, Inc., Milwaukee, Wisconsin have entered into a Service Agreement pursuant to which certain accounting and record keeping services will be performed for the Fund by Fiduciary Management, Inc. These services include (a) preparing and maintaining financial statements, books of accounts and related documents, (b) determining the Fund's net asset value, (c) preparing excise tax returns and (d) preparing reports and filings with the Securities and Exchange Commission. For such services, the Fund pays Fiduciary Management, Inc. an annual fee of $70,000.

                        DETERMINATION OF NET ASSET VALUE

  The per share net asset value of the Fund is determined by dividing the total value of its net assets (meaning its assets less its liabilities excluding capital and surplus) by the total number of its shares outstanding at that time. The net asset value is determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open for trading. This determination is applicable to all transactions in shares of the Fund prior to that time and after the previous time as of which net asset value was determined. Accordingly, purchase orders accepted or shares tendered for redemption prior to the close of regular trading on a day the New York Stock Exchange is open for trading will be valued as of the close of trading, and purchase orders accepted or shares tendered for redemption after that time will be valued as of the close of the next trading day.

  Securities traded on any national stock exchange or quoted on the Nasdaq National Market System will be valued on the basis of the last sale price on the date of valuation or, in the absence of any sale on that date, the most recent bid price. Other securities will be valued at the most recent bid price, if market quotations are readily available. Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Board of Directors. Odd lot differentials and brokerage commissions will be excluded in calculating values.

                               PURCHASE OF SHARES

  Shares of Common Stock may be purchased directly from the Fund. A share purchase application form is included at the back of this Prospectus. The price per share is the next determined per share net asset value after receipt of an application by Firstar Trust Company. Additional purchase applications may be obtained from the Fund. Purchase applications should be mailed directly to:
Brandywine Blue Fund, Inc., c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. To purchase shares by overnight or express mail, please use the following street address: Brandywine Blue Fund, Inc., c/o Firstar Trust Company, Mutual Fund Services, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. All applications must be accompanied by payment in the form of a check drawn on a U.S. bank payable to Brandywine Blue Fund, Inc., or by direct wire transfer. No cash will be accepted. Firstar Trust Company will charge a $15 fee against a stockholder's account for any payment check returned to the custodian. THE STOCKHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT.

  Funds should be wired to:   Firstar Bank Milwaukee, N.A.
                              777 East Wisconsin Avenue
  (WIRED FUNDS MUST BE        Milwaukee, Wisconsin 53202
  RECEIVED PRIOR TO           ABA #075000022
  4:00 P.M. EASTERN           credit: Firstar Trust Company
  TIME TO BE ELIGIBLE         Account #112952137
  FOR SAME DAY PRICING.)      further credit: Brandywine Blue Fund, Inc.
                              ''name of stockholder and account number (if known)''

  The establishment of a new account or any additional purchases for an existing account by wire transfer should be preceded by a phone call to Firstar Trust Company, (800) 656-3017 or (414) 765-4124, to provide information for the account. A properly signed share purchase application marked ''Follow up'' must be sent for all new accounts opened by wire transfer. Applications are subject to acceptance by the Fund, and are not binding until so accepted. The Fund does not accept telephone orders for purchase of shares and reserves the right to reject applications in whole or part. You may also invest in the Fund by purchasing shares through a registered broker-dealer who may charge you a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or Adviser.

  THE BOARD OF DIRECTORS OF THE FUND HAS ESTABLISHED $100,000 AS THE MINIMUM INITIAL PURCHASE AND $1,000 AS THE MINIMUM FOR ANY SUBSEQUENT PURCHASE (except through dividend reinvestment), which minimum amounts are subject to change at any time. Stockholders will receive written notification at least 30 days in advance of any changes in such minimum amounts. Shares of the Fund may be purchased without regard to the foregoing minimum initial investment by employees, officers and directors of the Fund or the Adviser or firms providing contractual services to the Fund, and by members of their `immediate families'' (i.e., spouses, siblings, parents, children, grandchildren and grandparents) and by retirement plans and trusts for their benefit. The officers of the Fund in their discretion may waive the minimum initial investment for charitable organizations, employee benefit plans whose investment in the aggregate exceed the Fund's minimum initial investment, and others with whom the Fund or Adviser has an established business relationship. Stock certificates for shares purchased are not issued unless a request is made in writing and directed to Brandywine Blue Fund, Inc., c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

  Employee benefit, profit-sharing, or retirement plans (such as 401(k) plans) may purchase shares of Common Stock through financial institutions or other service providers (''Processing Intermediaries''), which may become stockholders of record of the shares and which may use procedures and impose restrictions in addition to or different from those applicable to stockholders who invest directly in the Fund. Processing Intermediaries may charge fees or assess other charges for the services they provide to their customers. Any such fee or charge is retained by the Processing Intermediary and is not remitted to the Fund or its Adviser. Program materials provided by the Processing Intermediary should be read in conjunction with this Prospectus before investing in this manner. Shares of Common Stock may be purchased through Processing Intermediaries without regard to the Fund's minimum purchase amounts.

                              REDEMPTION OF SHARES


  A stockholder may require the Fund to redeem his shares in whole or in part at any time during normal business hours. Redemption requests must be made in writing and directed to: Brandywine Blue Fund, Inc., c/o Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202. A redemption request form is included at the back of this Prospectus. If a redemption request is inadvertently sent to the Fund, it will be forwarded to Firstar Trust Company, but the effective date of redemption will be delayed until the request is received by Firstar Trust Company. Requests for redemption by telegram and requests which are subject to any special conditions or which specify an effective date other than as provided herein cannot be honored.

  A request for redemption must be signed by the stockholder or stockholders exactly as the shares are registered, including the signature of each joint owner, and must specify either the number of shares or the dollar amount of shares that are to be redeemed. If the proceeds of redemption are requested to be sent to an address or a person other than as the shares to be redeemed are registered, each signature on the redemption request must be guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution. If certificates have been issued for any of the shares to be redeemed, the certificates, properly endorsed or accompanied by a properly executed stock power, must accompany the request for redemption. Additional documentation may be required for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity or who are not natural persons. In case of any questions concerning the nature of such documentation, the Fund's transfer agent, Firstar Trust Company, should be contacted in advance at (800) 656-3017 or (414) 765-4124. Redemptions will not be effective or complete until all of the foregoing conditions, including receipt of all required documentation by Firstar Trust Company in its capacity as transfer agent, have been satisfied.

  The redemption price is the net asset value next determined after receipt by Firstar Trust Company in its capacity as transfer agent of the written request in proper form with all required documentation. The amount received may be more or less than the cost of the shares redeemed. A check in payment for shares redeemed will be mailed to the holder no later than the seventh day after receipt of the redemption request in proper form with all required documentation except that when a purchase has been made by check, the Fund can hold payment on redemption until it is reasonably satisfied the check has cleared. (This may normally take up to 3 days for local personal or corporate checks and up to 7 days for other personal or corporate checks.) Wire transfers may be arranged on request. The transfer agent currently charges a $7.50 fee for each payment made by wire of redemption proceeds, which will be deducted from the stockholder's account.


  If a stockholder instructs Firstar Trust Company in writing, redemption requests may be made by telephone by calling ONLY FIRSTAR TRUST COMPANY, NOT THE FUND OR ITS ADVISER, at (800) 656-3017 or (414) 765-4124, provided the redemption proceeds are to be mailed or wired to the stockholder's address or bank of record as shown on the records of the transfer agent. Proceeds redeemed by telephone will be mailed or wired to an address or account other than that shown on the records of the transfer agent only if such has been prearranged by a written request sent via mail or facsimile copy to Firstar Trust Company. Such a request must be signed by the stockholder with signatures guaranteed as described above. Additional documentation may be requested from those who hold shares in a fiduciary or representative capacity or who are not natural persons. A stockholder may change his address by calling Firstar Trust Company at (800) 656-3017 or (414) 765-4124. Any written redemption requests received within 30 days after an address change made by telephone must be accompanied by a signature guarantee and no telephone redemptions will be allowed within 30 days of such a change. The Fund reserves the right to refuse a telephone redemption request if it is believed advisable to do so. Redemption by telephone is not available for IRA accounts or if share certificates have been issued for the account. PROCEDURES FOR TELEPHONE REDEMPTIONS MAY BE MODIFIED OR TERMINATED AT ANY TIME BY THE FUND OR FIRSTAR TRUST COMPANY. Neither the Fund nor Firstar Trust Company will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the telephone instructions, but may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. In the event a stockholder cannot contact Firstar Trust Company by telephone, he or she should make a redemption request in writing in the manner set forth above.


  The Fund reserves the right to redeem the shares held in any account if at the time of any exchange or redemption of shares in the account, the value of the remaining shares in the account falls below $10,000. The stockholder will be notified that the value of his account is less than the minimum and allowed at least 60 days to make an additional investment. The receipt of proceeds of the redemption of shares held in an IRA will constitute a taxable distribution of benefits from the IRA unless a qualifying rollover contribution is made.

  The right to redeem shares of the Fund will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or
(c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.


  To accommodate the current cash needs of investors the Fund offers a Systematic Withdrawal Plan pursuant to which a stockholder who owns Fund shares worth at least $100,000 at current net asset value may provide that a fixed sum will be distributed to him at regular intervals. In electing to participate in the Systematic Withdrawal Plan investors should realize that within any given period the appreciation of their investment in the Fund may not be as great as the amount withdrawn. A stockholder may vary the amount or frequency of withdrawal payments or temporarily discontinue them by notifying Firstar Trust Company in writing or by telephone at (800) 656-3017 or (414) 765-4124. A more complete discussion of the Systematic Withdrawal Plan is included in the Fund's Statement of Additional Information.

                               EXCHANGE PRIVILEGE


  A request to exchange shares of Common Stock for shares of Brandywine Fund, another mutual fund managed by the Adviser, may be made by submitting the request in writing to Brandywine Blue Fund, Inc., c/o Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202, along with a completed share purchase application for Brandywine Fund. Prior to exercising the Exchange Privilege, a stockholder should obtain and carefully read the prospectus for Brandywine Fund. The stockholder must give the account name, account number and the amount or number of shares of Common Stock to be exchanged. The registration of the account from which the exchange is being made and the account to which the exchange is being made must be identical. Signatures required are the same as explained under ''REDEMPTION OF SHARES.''

  In establishing a new account in Brandywine Fund through this privilege, the shares exchanged must have a value at least equal to the minimum investment (currently $25,000) required by such fund.

  The exchange privilege is available only in states where the exchange may be legally made. Exchange requests may be subject to other limitations, including those relating to frequency, that may be established from time to time to ensure that the exchanges do not disadvantage the Fund, Brandywine Fund or their respective stockholders. Stockholders will be notified at least 60 days in advance of any changes in such limitations and may obtain the terms of any such limitations by writing to Brandywine Blue Fund, Inc., c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. No exchange fee is currently imposed by the Fund on exchanges; however, the Fund reserves the right to impose a service charge in the future.

  An exchange involves a redemption of all or a portion of a stockholder's shares of Common Stock and the investment of the redemption proceeds in shares of Brandywine Fund and is subject to any applicable adjustments in connection with such redemption and investment. The redemption will be made at the per share net asset value of the shares to be redeemed next determined after the exchange request is received as described above. The shares to be acquired will be purchased (subject to any applicable adjustment) at the per share net asset value of those shares next determined coincident with or after the time of redemption.

  For federal income tax purposes, an exchange of shares is a taxable event in which a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange.

                             DIVIDEND REINVESTMENT

  Stockholders may elect to have all income dividends and capital gains distributions reinvested or paid in cash, or to have income dividends reinvested and capital gains distributions paid in cash or capital gains distributions reinvested and income dividends paid in cash. See the share purchase application form included at the back of this Prospectus for further information. If a stockholder does not specify an election, all income dividends and capital gains distributions will automatically be reinvested in full and fractional shares of the Fund calculated to the nearest 1,000th of a share. Shares are purchased at the net asset value in effect on the business day after the dividend record date and are credited to the stockholder's account on the dividend payment date. Cash dividends are mailed to stockholders within 5 business days of the dividend record date. As in the case of normal purchases, stock certificates are not issued unless requested. Stockholders will be advised of the number of shares purchased and the price following each reinvestment. An election to reinvest or receive dividends and distributions in cash will apply to all shares of the Fund registered in the same name, including those previously purchased.


  A stockholder may change an election at any time by notifying the Fund in writing or, subject to certain limited exceptions, by calling Firstar Trust Company at (800) 656-3017 or (414) 765-4124. If such a notice is received between a dividend declaration date and payment date, it will become effective on the day following the payment date. The Fund may modify or terminate its dividend reinvestment program at any time on thirty days' written notice to participants.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

  The Fund will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code (the ''Code''). Pursuant to the requirements of the Code, the Fund intends to distribute annually, to its stockholders, substantially all of its net investment income and net realized capital gains, if any, less any available capital loss carry-over, to avoid paying income tax on its net investment income and net realized capital gains or being subject to a federal excise tax on undistributed net investment income and net realized capital gains. The primary distribution will normally be made near the end of October, following the close of the Fund's fiscal year, with a secondary distribution, if required, at the end of December. For federal income tax purposes, distributions by the Fund, whether invested in additional shares of Common Stock or received in cash, will be taxable to the Fund's stockholders except those stockholders that are not subject to tax on their income. Stockholders will be notified annually as to the federal tax status of dividends and distributions. Currently, short-term capital gains are treated as dividend income for federal income tax purposes and are generally subject to U.S. withholding for non-resident alien stockholders. They will be reported as such on the year-end Form 1099. For federal income tax purposes, a stockholder's original cost for his shares, including shares purchased pursuant to reinvested dividends, continues as his basis, and on redemption his gain or loss is the difference between such basis and the redemption price. Distributions and redemptions may also be taxed under state and local tax laws which may differ from the Code.

                               CAPITAL STRUCTURE

  The Fund's authorized capital consists of 20,000,000 shares of Common Stock. Stockholders are entitled: (i) to one vote per full share of Common Stock; (ii) to such distributions as may be declared by the Fund's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the shares of Common Stock voting for the election of directors can elect the entire Board of Directors and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors. The Maryland General Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940. The Fund has adopted the appropriate provisions in its Bylaws and does not anticipate holding an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Investment Company Act of 1940. The Fund also has adopted provisions in its Bylaws for the removal of directors by the stockholders.

  The shares are redeemable and are transferable. All shares issued and sold by the Fund will be fully paid and nonassessable. Fractional shares of Common Stock entitle the holder to the same rights as whole shares of Common Stock. Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202 acts as the Fund's transfer agent and dividend disbursing agent.

  The Fund will not issue certificates evidencing shares of Common Stock purchased unless so requested in writing. Where certificates are not issued, the stockholder's account will be credited with the number of shares purchased, relieving stockholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of Common Stock. Any stockholder may deliver certificates to Firstar Trust Company and direct that his account be credited with the shares. A stockholder may direct Firstar Trust Company at any time to issue a certificate for his shares of Common Stock without charge.

                              STOCKHOLDER REPORTS


  Stockholders will be provided at least semi-annually with a report showing the Fund's portfolio and other information and annually after the close of the Fund's fiscal year, which ends September 30, with an annual report containing audited financial statements. Stockholders who have questions about the Fund should write to: Brandywine Blue Fund, Inc., P.O. Box 4166, Greenville, Delaware 19807, Attention: Corporate Secretary, or E-mail bfunds@friess.com. Questions about the Fund or individual accounts may be directed toll free to Firstar Trust Company at (800) 656-3017 or (414) 765-4124.

                            PERFORMANCE INFORMATION

  The Fund's average annual compounded rate of return is the rate of return which, if applied to an initial investment in the Fund at the beginning of a stated period and compounded annually over the period, would result in the redeemable value of the investment in the Fund at the end of the stated period. The calculation assumes reinvestment of all dividends and distributions and reflects the effect of all recurring fees but ignores individual income tax consequences to stockholders.

            COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN
                     BRANDYWINE BLUE FUND AND S&P 500 INDEX


AVERAGE ANNUAL TOTAL RETURN
1-YEAR +42.8%
Since Inception 1/10/91*<F6> +25.7%

     date            Brandywine Blue Fund         S&P 500 Index

     1/10/91               $100,000                  $100,000
     9/30/91               $130,769                  $125,100
     9/30/92               $136,018                  $138,986
     9/30/93               $200,719                  $157,054
     9/30/94               $206,398                  $162,708
     9/30/95               $294,736                  $211,195


  *<F6> inception date
  Past performance is not predictive of future performance.


  The results below show the value of an assumed initial investment of $100,000 made on January 10, 1991 through December 31, 1995, assuming reinvestment of all dividends and distributions.
                                VALUE OF
                                $100,000          CUMULATIVE
          DECEMBER 31          INVESTMENT          % CHANGE
          -----------          ----------         ----------
             1991               $140,009           +  40.0%
             1992               158,390            +  58.4
             1993               201,473            + 101.5
             1994               206,135            + 106.1
             1995               272,775            + 172.8


  The foregoing performance results are historical and should not be considered indicative of the future performance of the Fund. An investment in the Fund will fluctuate in value and at redemption its value may be more or less than the initial investment. The Fund may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as reported by Lipper Analytical Services, Inc., Money, Forbes, Business Week and Barron's magazines and Investor's Business Daily and The Wall Street Journal newspapers. The Fund may also compare its performance to the Dow Jones Industrial Average, Nasdaq Industrials Index, Value Line Index, the Standard &Poor's 500 Stock Index and others. Such comparisons may be made in advertisements, stockholder reports or other communications to stockholders.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


  The principal factor affecting the Fund's performance for the fiscal year ended September 30, 1995 was the selection and purchase by the Adviser of stocks of companies with earnings growth substantially in excess of the overall market, in accordance with the investment philosophy described under ''Investment Objective and Policies.''


  The increase of 42.8% in share value reflected particularly a resurgence of technology stock holdings. The broader based S&P 500 Index rose 29.7% for the year, while the more growth-oriented Mutual Fund Index of Investor's Business Daily increased 31.1% in the period. The Mutual Fund Index consists of 20 growth-oriented mutual funds selected primarily on the basis of their size, reputation and historical performance.


  The Fund focused particularly on companies with new products, services, or markets, which were growing rapidly in an improving economic environment or which were taking market share from the competition.


  Sales of stocks to provide for replacing existing holdings with better ones in line with the Adviser's strategy of ''forced displacement'', resulted in a continuing high turnover of 174% in the portfolio for the twelve-month period.


BRANDYWINE BLUE FUND, INC.

SHARE PURCHASE APPLICATION                This is a Follow-Up application to
MINIMUM INVESTMENT $100,000 INITIAL,      an investment by wire transfer.
$1,000 SUBSEQUENT

Mail To:                                 Overnight Delivery to:
Brandywine Blue Fund, Inc.               Brandywine Blue Fund, Inc.
c/o Firstar Trust Company                c/o Firstar Trust Company
P.O. Box 701                             615 East Michigan St., Third Floor
Milwaukee, Wisconsin 53201-0701          Milwaukee, Wisconsin 53202

Enclosed is my check or money order for $                 (minimum $100,000)
                                          ---------------
made payable to Brandywine Blue Fund, Inc.

                             REGISTRATION OF SHARES
PLEASE PRINT CLEARLY (complete one section only)

Individual:
           ------------------------------------------------------------------
              First Name         Middle Initial       Last Name

 Joint Owner:
             ----------------------------------------------------------------
(cannot be a  First Name         Middle Initial       Last Name
 minor)

 Gift to Minor:______________________________________________________________
              Custodian's Name (only one permitted)

              _______________________________________________________________
              Minor's Name (only one permitted)        Birthdate

 Trust, Estate or Guardianship:                               as Trustee(s) for
                                -----------------------------
(including Corporate Pension Plans)   Name of Trustee(s)

-----------------------------------------------------------------------------
Name of Trust

under agreement dated
                      -------------------------------------------------------
                                     Date of Trust Agreement

 Corporate, Partnership or other entity:
                                        -------------------------------------
(A corporate resolution form is required)  Name of Corporation or other entity

Mailing Address:

-----------------------------------------------------------------------------
Name    Mr.     Ms.      Mr. & Mrs.

-----------------------------------------------------------------------------
Street Address

-----------------------------------------------------------------------------
City                                     State           Zip

-----------------------------------------------------------------------------
Home Phone                              Business Phone

Send duplicate confirmation to:

-----------------------------------------------------------------------------
Name

-----------------------------------------------------------------------------
Address

-----------------------------------------------------------------------------

        TELEPHONE REDEMPTION OPTION  -  (800) 656-3017 OR (414) 765-4124
I (we) authorize Brandywine Blue Fund, Inc., to act upon my (our) telephone instructions to redeem shares from this account:

  By wire. The proceeds of any redemption may be wired to your bank. A wire fee will be charged.

-----------------------------------------------------------------------------
   Name on Bank Account                             Account Number

-----------------------------------------------------------------------------
   Bank Name and Address

Please attach a voided, unsigned check or savings deposit slip for the bank account referenced above.

  By mail. The proceeds of any redemption may be mailed only to the name and address in which your account is registered.

                             SYSTEMATIC WITHDRAWALS

I would like to withdraw from Brandywine Blue Fund, Inc., $            (no
                                                            ----------
minimum)

      I would like to have payments made to me on or about the       day of
                                                               -----
      each month or only those months checked below:

   Jan.    Feb.    Mar.    Apr.    May    June
   July    Aug.    Sept.    Oct.    Nov.    Dec.


                              DISTRIBUTION OPTIONS
Please check one:
  Reinvest all income dividends and capital gains distributions
  Pay all income dividends and capital gains distributions in cash
  Reinvest all capital gains distributions (including short-term capital gains) and pay all income dividends in cash
  Reinvest all income dividends and pay all capital gains distributions (including short-term capital gains) in cash


                                               Yes         No
----------------------------------------           ------     ------
Owner's Social Security Number or T.I.N.      I am a U.S. Citizen

If you do not have a Social Security or Tax I.D. Number, you should indicate that an application to obtain a number is pending by writing ''Applied For.'' The Fund is required to withhold taxes if a number is not delivered to the Fund within 7 days.

I certify under penalty of perjury that:
1)   The Social Security or other Tax I.D. Number stated above is correct.
2)   I am not subject to backup withholding because:*<F7>
 a. The IRS has not informed me that I am subject to backup withholding.
 b. The IRS has notified me that I am no longer subject to backup withholding.

-----------------------------------------------------------------------------
Signature of Owner, Trustee or Custodian

-----------------------------------------------------------------------------
Print or Type Name

Date:
     --------------------------------

-----------------------------------------------------------------------------
Signature of Joint Owner (if any)

-----------------------------------------------------------------------------
Print or Type Name

Date:
     --------------------------------

*<F7>If this statement is not true and you are subject to backup withholding, strike out Section 2.

                           CUSTODIAN, TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                       Mutual Fund Services, Third Floor
                             FIRSTAR TRUST COMPANY
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202

                            INDEPENDENT ACCOUNTANTS
                              PRICE WATERHOUSE LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                           Milwaukee, Wisconsin 53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202


                           BRANDYWINE BLUE FUND, INC.
                               3908 Kennett Pike
                           Greenville, Delaware 19807
                          Internet:  bfunds@friess.com
                              (800) 656-3017